UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
__________________________
Form 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): October 25, 2024

Commerce Bancshares, Inc.
(Exact name of registrant as specified in its charter)

Missouri	001-36502	43-0889454
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1000 Walnut,
Kansas City,	MO	64106
(Address of principal executive offices)		(Zip Code)

(816) 234-2000
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of class	Trading symbol(s)	Name of exchange on which registered
$5 Par Value Common Stock	CBSH	NASDAQ Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On October 25, 2024, Commerce Bancshares, Inc. (the “Company”) amended its By-Laws to update certain provisions related to annual and special meetings of stockholders, as follows:

•Article II, Section 1 of the By-Laws was amended (i) to provide that the annual meeting of the Company’s stockholders shall be held at the principal office of the Corporation or at such other place as shall be designated in the notice thereof (which may include holding such meeting solely by means of remote communication (virtual) or holding such meeting in person at a physical location combined with a means of remote communication (hybrid) and (ii) to provide that the annual meeting shall be held at 9:30 a.m., or at such other time as shall be designated in the notice thereof, on the last Friday in April of each year or, if that be a legal holiday, on the next succeeding day not a legal holiday, or on such other date as may be set by the Board of Directors and stated in notices thereof.

•Article II, Section 2 of the Bylaws also was amended to provide that any properly called special meetings of the Company’s stockholders may be held (i) in person; (ii) solely by means of remote communication (virtual); or (iii) in person at a physical location combined with a means of remote communication (hybrid).

The foregoing summary of these amendments does not purport to be complete and is qualified in its entirety by reference to the complete text of the Company’s By-Laws as amended, which is attached as an exhibit to this report and is incorporated by reference herein.

Item 8.01 Other Events

As a result of the changes made to the default date for the Company’s future annual meetings of stockholders in the amendments described above, the disclosure previously set forth as the second paragraph under the heading “Shareholder Proposals and Nominations” on page 17 of the definitive proxy statement for the Company’s 2024 Annual Meeting of Stockholders, as filed with the Securities and Exchange Commission on March 8, 2024, is hereby updated and restated to read as follows:

Shareholder nominations for Directors and shareholder proposals that are not presented pursuant to SEC Rule 14a-8 must comply with the Company’s Bylaws. In order to be considered, shareholders must provide timely notice to the Secretary. To be timely, the notices for the April 25, 2025 annual meeting must be received by the Secretary no later than February 24, 2025 and not before January 25, 2025. The notice must contain the name and record address of the shareholder, as well as the class or series and the number of shares of Company capital stock owned beneficially or of record by the shareholder.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits
3.1    By-laws, as amended through October 25, 2024
104    The XBRL tags on the cover page of this Form 8-K are embedded within the Inline XBRL document.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COMMERCE BANCSHARES, INC.
By:	/s/ Paul A. Steiner
Paul A. Steiner
Controller (Chief Accounting Officer)
Date: October 30, 2024